EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of ConnectOne Bancorp, Inc. (the “Corporation”) on Form 10-Q for the quarter ended September 30, 2014 filed with the Securities and Exchange Commission (the “Report”), I, William S. Burns, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Corporation as of the dates presented and the consolidated results of operations of the Corporation for the periods presented.

Date: November 10, 2014	/s/ William S. Burns
William S. Burns
Executive Vice President and Chief Financial Officer

60